Form N-SAR

Sub-Item 77C

Matters Submitted to a Vote of Security Holders

2-34393, 811-1879

Shareholder Meeting

Special meetings of shareholders of the following Funds were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the “meeting”). At the meeting, the following matters were voted on and approved by shareholders. Each vote reported represents one dollar of net asset value held on the record date for the meeting. The results of the meeting are noted below.

Proposals

1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC (the “Adviser”).

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Asia Equity Fund	9,626,789.302	5,190,573.401	330,363.451	438,388.527	300,874.110	6,260,199.489
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		53.918	3.432	4.554	3.125	65.029	82.914	5.277	7.003	4.806	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Balanced Fund	12,728,166,455.778	4,398,159,139.604	168,863,568.638	309,635,576.840	1,531,652,583.720	6,408,310,868.802
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		34.555	1.327	2.433	12.034	50.347	68.632	2.635	4.832	23.901	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Contrarian Fund	2,894,671,134.949	1,238,336,064.586	88,130,048.718	90,942,199.508	277,231,516.204	1,694,639,828.016
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		42.780	3.045	3.142	9.577	58.543	73.074	5.201	5.366	16.359	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Enterprise Fund	11,066,260,588.973	4,109,372,234.298	112,847,134.745	148,490,377.360	1,550,221,297.108	5,920,931,043.510
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		37.134	1.020	1.342	14.009	53.504	69.404	1.906	2.508	26.182	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Forty Fund	2,012,034,379.388	737,915,882.130	18,938,029.274	24,653,771.219	242,189,487.365	1,023,697,169.988
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		36.675	0.941	1.225	12.037	50.879	72.083	1.850	2.408	23.658	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Global Life Sciences Fund	3,206,556,549.723	1,296,933,925.413	80,718,709.100	86,757,518.656	459,623,162.130	1,924,033,315.299
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		40.446	2.517	2.706	14.334	60.003	67.407	4.195	4.509	23.889	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Global Real Estate Fund	224,012,701.174	101,795,197.516	3,179,261.818	3,305,567.603	19,282,655.844	127,562,682.780
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		45.442	1.419	1.476	8.608	56.944	79.800	2.492	2.591	15.116	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Global Research Fund	2,390,044,899.162	900,209,025.189	61,227,126.634	98,086,742.667	246,615,864.229	1,306,138,758.720
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		37.665	2.562	4.104	10.318	54.649	68.921	4.688	7.510	18.881	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Global Select Fund	1,813,660,747.716	736,116,290.241	54,903,893.803	59,202,312.889	151,758,322.440	1,001,980,819.374
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		40.587	3.027	3.264	8.368	55.246	73.466	5.480	5.909	15.146	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Global Technology Fund	1,267,847,408.125	493,951,361.317	34,222,617.730	33,652,316.506	109,647,094.430	671,473,389.983
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		38.960	2.699	2.654	8.648	52.962	73.562	5.097	5.012	16.329	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Global Value Fund	196,209,978.904	86,011,342.629	4,021,249.566	4,494,142.027	24,393,759.930	118,920,494.152
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		43.836	2.049	2.290	12.432	60.609	72.327	3.381	3.779	20.513	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Growth and Income Fund	4,409,983,650.977	1,874,622,550.287	119,419,559.494	140,285,209.616	381,810,372.961	2,516,137,692.359
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		42.509	2.708	3.181	8.658	57.055	74.504	4.746	5.575	15.174	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson International Value Fund	12,056,894.299	8,487,538.010	27,256.409	160,090.030	339,201.890	9,014,086.339
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		70.396	0.226	1.328	2.813	74.763	94.159	0.302	1.776	3.763	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Overseas Fund	1,460,162,141.942	533,729,044.323	44,559,389.492	40,961,672.675	174,143,054.371	793,393,160.861
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		36.553	3.052	2.805	11.926	54.336	67.272	5.616	5.163	21.949	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Research Fund	4,378,584,601.619	1,772,242,324.323	100,690,996.788	106,709,107.626	434,599,972.582	2,414,242,401.319
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		40.475	2.300	2.437	9.926	55.138	73.408	4.171	4.420	18.002	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Triton Fund	7,310,638,309.924	2,766,276,035.618	109,658,549.329	144,309,704.661	1,020,383,996.770	4,040,628,286.377
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		37.839	1.500	1.974	13.958	55.271	68.462	2.714	3.571	25.253	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Venture Fund	2,754,819,520.998	1,144,634,223.553	76,381,080.218	73,180,588.146	254,628,769.958	1,548,824,661.874
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		41.550	2.773	2.656	9.243	56.222	73.903	4.932	4.725	16.440	100.000

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Janus Emerging Markets Fund into Janus Henderson Emerging Markets Fund, a corresponding series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson Emerging Markets Fund.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Emerging Markets Fund	57,924,971.169	23,893,885.769	1,255,857.711	2,229,023.336	5,814,672.080	33,193,438.896
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		41.250	2.168	3.848	10.038	57.304	71.984	3.783	6.715	17.518	100.000

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Janus Fund into Janus Henderson Research Fund, a series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson Research Fund.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Fund	7,339,457,113.766	2,669,616,640.836	382,783,179.627	220,214,896.784	468,111,831.680	3,740,726,548.927
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		36.373	5.215	3.000	6.378	50.967	71.366	10.233	5.887	12.514	100.000

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Janus Twenty Fund into Janus Henderson Forty Fund, a series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson Forty Fund.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Twenty Fund	8,133,002,588.025	3,012,402,801.102	428,796,822.012	198,070,272.608	589,484,004.319	4,228,753,900.042
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		37.039	5.272	2.435	7.248	51.995	71.236	10.140	4.684	13.940	100.000

2. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC (the “Adviser”).

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Emerging Markets Fund	57,924,971.169	24,122,989.944	935,688.951	2,320,111.812	5,814,648.190	33,193,438.896
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		41.645	1.615	4.005	10.038	57.304	72.674	2.819	6.990	17.517	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Fund	7,339,457,113.766	2,752,482,545.088	297,482,003.741	222,650,134.668	468,111,865.430	3,740,726,548.927
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		37.503	4.053	3.034	6.378	50.967	73.581	7.953	5.952	12.514	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Twenty Fund	8,133,002,588.025	3,077,018,433.774	341,721,158.104	220,530,526.412	589,483,781.752	4,228,753,900.042
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		37.834	4.202	2.712	7.248	51.995	72.764	8.081	5.215	13.940	100.000

2B. To approve a new sub-advisory agreement between the Adviser and Perkins Investment Management LLC.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Global Value Fund	196,209,978.904	85,710,125.140	4,194,550.529	4,622,058.553	24,393,759.930	118,920,494.152
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		43.683	2.138	2.356	12.432	60.609	72.073	3.527	3.887	20.513	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson International Value Fund	12,056,894.299	8,490,353.740	27,256.340	157,274.370	339,201.890	9,014,086.339
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		70.419	0.226	1.304	2.813	74.763	94.190	0.302	1.745	3.763	100.000

2C. To approve a new sub-advisory agreement between the Adviser and Janus Capital Singapore Pte. Limited.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Asia Equity Fund	9,626,789.302	5,150,871.612	342,168.549	466,285.218	300,874.110	6,260,199.489
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		53.506	3.554	4.844	3.125	65.029	82.280	5.466	7.448	4.806	100.000

3. To approve a new sub-advisory agreement between the Adviser and Henderson Investment Management Limited.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Emerging Markets Fund	57,924,971.169	23,448,982.788	1,572,217.485	2,357,574.514	5,814,664.110	33,193,438.896
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		40.482	2.714	4.070	10.038	57.304	70.643	4.737	7.103	17.518	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Asia Equity Fund	9,626,789.302	5,125,821.026	369,814.840	463,689.513	300,874.110	6,260,199.489
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		53.245	3.842	4.817	3.125	65.029	81.880	5.907	7.407	4.806	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Global Real Estate Fund	224,012,701.174	91,937,181.977	12,708,677.420	3,609,442.973	19,307,380.410	127,562,682.780
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		41.041	5.673	1.611	8.619	56.944	72.072	9.963	2.830	15.136	100.000

4. (Proposal 3 for Janus Fund and Janus Twenty Fund and Proposal 5 for Janus Emerging Markets Fund) To elect an additional Trustee to the Board of Trustees of the Trust – Diane L. Wallace.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
All Funds	58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

4. To approve a new sub-advisory agreement between the Adviser and Janus Capital Singapore Pte. Limited.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Emerging Markets Fund	57,924,971.169	23,563,385.682	1,432,734.164	2,382,646.950	5,814,672.100	33,193,438.896
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		40.679	2.473	4.113	10.038	57.304	70.988	4.316	7.178	17.518	100.000

4. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Fund	7,339,457,113.766	2,447,896,056.983	553,284,519.282	271,434,006.373	468,111,966.290	3,740,726,548.927
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		33.353	7.538	3.698	6.378	50.967	65.439	14.791	7.256	12.514	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Twenty Fund	8,133,002,588.025	2,727,151,023.452	638,152,555.579	273,965,978.443	589,484,342.568	4,228,753,900.042
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		33.532	7.846	3.369	7.248	51.995	64.491	15.091	6.479	13.940	100.000

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Asia Equity Fund	9,626,789.302	4,921,349.165	581,817.126	456,150.349	300,882.850	6,260,199.489
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		51.121	6.044	4.738	3.125	65.029	78.613	9.294	7.287	4.806	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Balanced Fund	12,728,166,455.778	4,031,193,327.251	415,454,484.125	430,009,944.115	1,531,653,113.310	6,408,310,868.802
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		31.671	3.264	3.378	12.034	50.347	62.906	6.483	6.710	23.901	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Contrarian Fund	2,894,671,134.949	1,130,931,530.803	178,285,517.920	108,191,126.942	277,231,652.350	1,694,639,828.016
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		39.069	6.159	3.738	9.577	58.543	66.736	10.521	6.384	16.359	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Enterprise Fund	11,066,260,588.973	3,850,257,312.527	347,368,630.967	173,082,698.542	1,550,222,401.473	5,920,931,043.510
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		34.793	3.139	1.564	14.009	53.504	65.028	5.867	2.923	26.182	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Forty Fund	2,012,034,379.388	710,673,657.173	42,078,096.119	28,755,909.537	242,189,507.160	1,023,697,169.988
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		35.321	2.091	1.429	12.037	50.879	69.422	4.110	2.809	23.658	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Global Life Sciences Fund	3,206,556,549.723	1,200,487,035.088	163,310,165.487	100,612,858.634	459,623,256.090	1,924,033,315.299
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		37.439	5.093	3.138	14.334	60.003	62.394	8.488	5.229	23.889	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Global Real Estate Fund	224,012,701.174	89,386,245.563	15,284,030.208	3,609,721.882	19,282,685.128	127,562,682.780
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		39.902	6.823	1.611	8.608	56.944	70.072	11.982	2.830	15.116	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Global Research Fund	2,390,044,899.162	817,482,993.602	129,910,461.508	112,129,258.288	246,616,045.321	1,306,138,758.720
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		34.204	5.435	4.692	10.318	54.649	62.588	9.946	8.585	18.881	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Global Select Fund	1,813,660,747.716	670,070,123.685	110,923,691.991	69,230,318.050	151,758,296.440	1,001,982,430.166
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		36.946	6.116	3.817	8.368	55.246	66.874	11.070	6.909	15.146	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Global Technology Fund	1,267,847,408.125	456,076,892.067	66,095,859.482	39,653,475.114	109,647,163.320	671,473,389.983
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		35.973	5.213	3.128	8.648	52.962	67.922	9.843	5.905	16.329	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Global Value Fund	196,209,978.904	80,138,948.211	8,343,720.163	6,044,039.678	24,393,786.100	118,920,494.152
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		40.843	4.252	3.080	12.432	60.609	67.389	7.016	5.082	20.513	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Growth and Income Fund	4,409,983,650.977	1,687,767,767.114	271,175,513.485	175,383,993.320	381,810,418.440	2,516,137,692.359
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		38.272	6.149	3.977	8.658	57.055	67.078	10.777	6.970	15.174	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson International Value Fund	12,056,894.299	7,703,235.162	102,773.004	868,856.834	339,221.340	9,014,086.339
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		63.891	0.852	7.206	2.814	74.763	85.458	1.140	9.639	3.763	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Overseas Fund	1,460,162,141.942	482,929,104.809	87,360,127.087	49,014,847.277	174,143,081.688	793,393,160.861
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		33.074	5.979	3.357	11.926	54.336	60.869	11.004	6.178	21.949	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Research Fund	4,378,584,601.619	1,627,687,632.300	219,286,766.656	132,667,956.348	434,600,046.015	2,414,242,401.319
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		37.174	5.008	3.030	9.926	55.138	67.420	9.083	5.495	18.002	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Triton Fund	7,310,638,309.924	2,615,353,856.543	228,582,891.831	176,307,286.287	1,020,384,251.717	4,040,628,286.377
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		35.775	3.127	2.412	13.958	55.271	64.726	5.657	4.363	25.253	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Venture Fund	2,754,819,520.998	1,046,239,912.088	161,716,131.701	86,239,975.669	254,628,642.416	1,548,824,661.874
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		37.979	5.870	3.131	9.243	56.222	67.551	10.441	5.568	16.440	100.000

6. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Emerging Markets Fund	57,924,971.169	22,446,657.448	2,294,451.176	2,637,618.363	5,814,711.910	33,193,438.896
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		38.751	3.961	4.554	10.038	57.304	67.624	6.912	7.946	17.518	100.000